Supplement Dated December 16, 2019
To The Prospectus Dated April 29, 2019

JNL Variable Fund LLC (“VF LLC”)

Please note that the changes may apply to your variable annuity and/or variable life product(s).

Proposed Fund Redomiciliations Effective April 27, 2019

On December 3-5, 2019, the Board of Managers (the “Board”) of VF LLC approved the proposed redomiciliations of the following series of VF LLC, each outlined below as an “Acquired Fund” (collectively, the “Acquired Funds”) through “shell” reorganizations with and into the respective series of JNL Series Trust (“JNLST”), each outlined below as an “Acquiring Fund” (collectively, the “Acquiring Funds”) (each a “Reorganization” and collectively, the “Reorganizations”):

Acquired Funds – JNL Variable Fund LLC	Acquiring Funds – JNL Series Trust
JNL/Mellon DowSM Index Fund	JNL/Mellon DowSM Index Fund
JNL/Mellon MSCI World Index Fund	JNL/Mellon MSCI World Index Fund
JNL/Mellon Nasdaq® 100 Index Fund	JNL/Mellon Nasdaq® 100 Index Fund
JNL/Mellon Communication Services Sector Fund	JNL/Mellon Communication Services Sector Fund
JNL/Mellon Consumer Discretionary Sector Fund	JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon Energy Sector Fund	JNL/Mellon Energy Sector Fund
JNL/Mellon Financial Sector Fund	JNL/Mellon Financial Sector Fund
JNL/Mellon Healthcare Sector Fund	JNL/Mellon Healthcare Sector Fund
JNL/Mellon Information Technology Sector Fund	JNL/Mellon Information Technology Sector Fund

Each Acquiring Fund is a “shell” series of JNLST that is being created for the purpose of acquiring the assets and assuming the liabilities of the respective Acquired Fund.  Under the terms of the proposed Plan of Reorganization to effect the redomiciliations, each Acquired Fund’s assets and liabilities will be transferred to the respective Acquiring Fund in return for shares of the corresponding Acquiring Fund having an aggregate net asset value equal to such Acquired Fund’s net assets as of the valuation date. Each Acquiring Fund’s shares will be distributed pro rata to members of the respective Acquired Fund in exchange for their fund shares. Current members of each Acquired Fund will thus become shareholders of the respective Acquiring Fund and receive shares of the corresponding Acquiring Fund with a total net asset value equal to that of their shares of such Acquired Fund at the time of the Reorganization.  Members will not pay any sales charges in connection with the Reorganizations.

The Reorganizations are not subject to shareholder approval because the Acquired Funds’ names, investment objectives, principal investment strategies, risks, or fundamental policies will not change as a result of the Reorganizations and because the Board has determined that the Reorganizations are in the best interests of each of the Acquired Funds and each of the Acquired Fund’s members. The Reorganizations are expected to be effective on or about on or about April 27, 2020.

The Reorganizations are not expected to be taxable events for federal income tax purposes for members and is not expected to result in any material adverse federal income tax consequences to members of the Acquired Funds.

This Supplement is dated December 16, 2019.